Exhibit 99.46

MBNA MASTER CREDIT CARD TRUST II

SERIES 2000-G

KEY PERFORMANCE FACTORS
May 31, 2001



Expected B Maturity 7/15/2005


Blended Coupon 4.9164%


Excess Protection Level
3 Month Average   7.53%
May, 2001   7.15%
April, 2001   7.82%
March, 2001   7.64%


Cash Yield19.68%


Investor Charge Offs 5.45%


Base Rate 7.08%


Over 30 Day Delinquency 4.84%


Seller's Interest 8.52%


Total Payment Rate14.20%


Total Principal Balance$58,203,705,030.43


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$4,958,014,468.94